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                                                                    Exhibit 23.1




                        Consent of Independent Auditors


The Board of Directors
Asymetrix Learning Systems, Inc.:

We consent to the use of our reports incorporated herein by reference and to the reference to our firm under the heading "Experts" in the filing on Form S-3.



/s/ KPMG


Seattle, Washington
September 17, 1999